SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 22, 2005



                         COMMISSION FILE NUMBER 0-14837

                            ELMER'S RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

            OREGON               __________                93-0836824
(STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)

 11802 S.E. Stark St.
   Portland, Oregon                97216                 (503) 252-1485
(ADDRESS OF PRINCIPAL           (ZIP CODE)       (REGISTRANT'S TELEPHONE NUMBER,
 EXECUTIVE OFFICES)                                    INCLUDING AREA CODE)

Item 8.01         Other Events.

On February 22, 2005, Elmer's Restaurants, Inc. issued a press release announcing their third quarter earnings for the forty weeks ended January 3, 2005.

Item 9.01         Financial Statements and Exhibits.

         (c) Exhibits.

                  99.1     Press Release dated February 22, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ELMER'S RESTAURANTS, INC.

Date: February 22, 2005                        By:/s/ Bruce N. Davis
                                               --------------------------------
                                               Bruce N. Davis, President